Related party transactions	12 Months Ended
Dec. 31, 2017
Statement [Line Items]
Related party transactions [Text Block]
23.	Related party transactions

Compensation of key management personnel of the Company

The key management personnel of the Company are considered to be all directors, the Chief Executive Officer, the Chief Financial Officer and the Chief Operating Officer. Aggregate compensation recognized in respect of key management personnel of the Company including directors is as follows:

	2017	2016	2015
Short-term employee benefits	$2,418	$3,122	$5,198
Share-based compensation	2,409	3,879	2,494
Termination benefits	1,395	1,172	-
	$6,222	$8,173	$7,692

As at December 31, 2017 $0.9 million (2016 - $0.6 million) of the short-term employee benefits were outstanding. All of the compensation of key management personnel was equivalent to that which would be incurred in an arm’s length transaction.